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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 22, 2003
                                                         -----------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        001-14141                                       13-3937434
        333-46983                                       13-3937436
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(Commission File Number)                      (IRS Employer Identification No.)



  600 THIRD AVENUE, NEW YORK, NEW YORK                                10016
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(Address of Principal Executive Offices)                           (Zip Code)



                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS.

SENIOR SUBORDINATED NOTES OFFERING

         L-3 Communications Holdings, Inc. announced on December 22, 2003 that L-3 Communications Corporation, its wholly owned subsidiary, has completed an offering of $400.0 million principal amount of 6 1/8% Senior Subordinated Notes due 2014, with interest payable semi-annually. The notes were offered within the United States only to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.

         As previously announced, the proceeds of this offering will be used to repay indebtedness outstanding under its senior credit facilities and for general corporate purposes, including acquisitions. Also as previously announced, L-3 intends to redeem all of its outstanding 5.25% Convertible Senior Subordinated Notes due 2009 (the "Notes"). To the extent that holders of the Notes do not choose to convert their Notes into common stock of L-3, all of such Notes will be redeemed at a redemption price of 102.625% of the principal amount thereof, plus accrued and unpaid interest, with the proceeds of this offering.

         The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

REDEMPTION OF NOTES

         L-3 Communications Holdings, Inc. announced on December 22, 2003 that it has initiated a full redemption of all of the outstanding Notes. On or prior to the close of business on Friday, January 9, 2004, holders of the Notes may elect to convert their Notes into common stock of L-3 Communications at a conversion price of $40.75 by surrendering the Notes in accordance with the indenture to The Bank of New York, as conversion agent, at 101 Barclay Street, 8 West, New York, New York 10286, Attention: Bernard Arsenec, Reorganization Unit. As of December 19, 2003, the last reported sales price of L-3's common stock on the New York Stock Exchange was $48.57.

         To the extent that holders of the Notes do not convert their Notes into common stock of L-3 Communications, such Notes will be redeemed on January 12, 2004 at a redemption price of 102.625% of the principal amount thereof, plus accrued and unpaid interest to January 12, 2004. On or before January 12, 2004, such Notes should be presented to The Bank of New York, as paying agent for the redemption, at the address set forth in the Notice of Redemption, dated December 22, 2003, sent that day to all registered holders.

         Interest on the Notes will cease to accrue on and after January 12, 2004, and the only remaining right of holders of the Notes is to receive payment of the redemption price upon surrender to the paying agent, plus accrued and unpaid interest up to, but not including, January 12, 2004.

         Copies of the press releases are attached hereto as Exhibits 99.1 and
99.2 and are incorporated herein by reference. Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to

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differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and Exchange Commission.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.







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Exhibit
Number            Title
------            -----

99.1              Press Release relating to Senior Subordinated Notes Offering
99.2              Press Release relating to Redemption





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                         L-3 COMMUNICATIONS HOLDINGS, INC.

                                         By: /s/ Christopher C. Cambria
                                            ------------------------------------
                                            Name:  Christopher C. Cambria
                                            Title: Senior Vice President,
                                                   Secretary and General Counsel



                                         L-3 COMMUNICATIONS CORPORATION

                                         By: /s/ Christopher C. Cambria
                                            ------------------------------------
                                            Name:  Christopher C. Cambria
                                            Title: Senior Vice President,
                                                   Secretary and General Counsel



Dated:  December 22, 2003





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                                  EXHIBIT INDEX


Exhibit
Number            Title
------            -----

99.1              Press Release relating to Senior Subordinated Notes Offering
99.2              Press Release relating to Redemption